UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 30, 2026

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information regarding the Asset Purchase Agreement (as defined below) set forth in Item 2.01 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 30, 2026, Pacific Biosciences of California, Inc. (the “Company”) completed the disposition of assets to Illumina Cambridge Limited (the “Buyer”) in accordance with the terms of an Asset Purchase Agreement, dated January 30, 2026 (the “Asset Purchase Agreement”), by and between the Company, the Buyer, and Illumina, Inc., solely for purposes of Section 8.16 of the Asset Purchase Agreement, pursuant to which, among other matters, the Buyer acquired certain intellectual property and other assets related to the Company’s short-read DNA sequencing technology and related clustering, sequencing reagent, and detection technologies (the “Asset Sale”). As consideration for the Asset Sale, the Buyer paid the Company $50.0 million in cash and assumed certain liabilities (the “Purchase Price”). In addition, Buyer granted to the Company a non-exclusive license to certain intellectual property included in the purchased assets. In connection with the Asset Sale, Buyer will pay at the Company’s direction 4% of the net proceeds from the Purchase Price to the former equity holders of Apton Biosystems, Inc. (“Apton”) related to the waiver of all remaining milestone obligations associated with the Company’s August 2023 purchase of Apton, which payment is expected in the first quarter of 2026. As a result, the Company received approximately $48.1 million in net cash proceeds from the Asset Sale.

The foregoing description of the Asset Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto.

In accordance with Article 11 of Regulation S-X, the Company is providing as Exhibit 99.1 hereto the unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2025, and for the year ended December 31, 2024, all of which reflect the Asset Sale.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On February 2, 2026, the Company issued a press release announcing the closing of the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements relating to the Company’s current expectations, estimates and assumptions about the Asset Sale; and the Company’s expectations with respect to timing and payment to the former equity holders of Apton and the satisfaction of the related milestone obligations related to the Company’s acquisition of Apton. You should not place undue reliance on forward-looking statements because they are subject to assumptions, risks, and uncertainties and could cause actual outcomes and results to differ materially from currently anticipated results, including, but not limited to, failure to realize the anticipated benefits of the Asset Sale; failure to satisfy all future milestone obligations related to the Company’s acquisition of Apton in the first quarter of 2026; unforeseen liabilities; challenges inherent in developing, manufacturing, launching, marketing and selling new products, and achieving anticipated new sales; potential cancellation of existing instrument orders; assumptions, risks and uncertainties related to the ability to attract new customers and retain and grow sales from existing customers; risks related to the Company’s ability to successfully execute and realize the benefits of dispositions or acquisitions; the impact of new, increased or enhanced tariffs and export restrictions; rapidly changing technologies and extensive competition in genomic sequencing; unanticipated increases in costs or expenses; interruptions or delays in the supply of components or materials for, or manufacturing of, Company products and products under development; potential product performance and quality issues and potential delays in development timelines; the possible loss of key employees, customers, or suppliers; customers and prospective customers curtailing or suspending activities using the Company’s products; third-party claims alleging infringement of patents and proprietary rights or seeking to invalidate the Company’s patents or proprietary rights; risks associated with international operations; and other risks associated with general macroeconomic conditions and geopolitical instability. Additional factors that could materially affect actual results can be found in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent reports on Forms 8-K, 10-K, and 10-Q, and include those listed under the caption “Risk Factors.” These forward-looking statements are based on current expectations and speak only as of the date hereof; except as required by law, the Company disclaims any obligation to revise or update these forward-looking statements to reflect events or circumstances in the future, even if new information becomes available.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2025, and for the year ended December 31, 2024, that reflect the Asset Sale are attached as Exhibit 99.1 and are included herein.

(d)	Exhibits.

10.1†	Asset Purchase Agreement, dated January 30, 2026, by and between the Company, Illumina Cambridge Limited, and Illumina, Inc..

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2025, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the Nine Months Ended September 30, 2025, and for the Year Ended December 31, 2024, which give effect to the Asset Sale

99.2	Press Release issued by Pacific Biosciences of California, Inc. dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer
Date: February 2, 2026